SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 30, 2003
                                                         ----------------

                       TRUMP'S CASTLE HOTEL & CASINO, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

         New Jersey                        333-56865            11-2735914
         ----------                        ---------            ----------
(State or other jurisdiction of       (Commission File       (I.R.S. Employer
         incorporation)                     Number)       Identification Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                              08401
-------------------------                                              -----
(Address of Principal Executive Offices)                             (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                          TRUMP'S CASTLE FUNDING, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

         New Jersey                        1-09029              11-2739203
         ----------                        -------              ----------
(State or other jurisdiction of       (Commission File       (I.R.S. Employer
         incorporation)                     Number)       Identification Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                             08401
-------------------------                                             -----
(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                         TRUMP'S CASTLE ASSOCIATES, L.P.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

         New Jersey                        33-68038-01          22-2608426
         ----------                        -----------          ----------
(State or other jurisdiction of       (Commission File       (I.R.S. Employer
         incorporation)                     Number)       Identification Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                             08401
-------------------------                                             -----
(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.    Description

99.1           Press Release, dated January 30, 2003, of Trump Hotels & Casino
               Resorts, Inc.

Item 9. Regulation FD Disclosure.

         Filed as an exhibit hereto is a Press Release, dated January 30, 2003, issued by Trump Hotels & Casino Resorts, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TRUMP'S CASTLE HOTEL & CASINO, INC.

Date:  January 30, 2003                 By: /s/ JOHN P. BURKE
                                            -----------------
                                        Name:  John P. Burke
                                        Title: Vice President and Treasurer


                                        TRUMP'S CASTLE FUNDING, INC.

Date:  January 30, 2003                 By: /s/ JOHN P. BURKE
                                            -----------------
                                        Name:  John P. Burke
                                        Title: Vice President and Treasurer


                                        TRUMP'S CASTLE ASSOCIATES, L.P.

Date:  January 30, 2003                 By: Trump's Castle Hotel & Casino, Inc.,
                                             Its General Partner

                                        By: /s/ JOHN P. BURKE
                                            -----------------
                                        Name:  John P. Burke
                                        Title: Vice President and Treasurer

                                  EXHIBIT INDEX

Exhibit No.                          Description

99.1       Press Release, dated January 30, 2003, of Trump Hotels & Casino
           Resorts, Inc.